UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2013 (November 4, 2013)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, 30th Floor, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Witten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2013, Sequential Brands Group, Inc. (“Sequential”) issued a press release reporting its results of operations for the third quarter of 2013. A copy of Sequential’s November 4, 2013 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

As noted in the press release, Sequential has provided certain non–U.S. generally accepted accounting principles (“GAAP”) financial measures and a reconciliation of the non–U.S. GAAP measures to U.S. GAAP measures. Sequential believes these non-GAAP financial measures provide useful information to investors because they allow for a more direct understanding of Sequential’s business. Readers should consider non–U.S. GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with U.S. GAAP.

Item 7.01. Regulation FD Disclosure

On November 4, 2013, Sequential issued a press release announcing its results of operations for the third quarter of 2013, as described above under Item 2.02. A copy of the press release is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

The information set forth in Item 2.02 above is incorporated herein by reference.

This Current Report on Form 8-K and the press releases contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits.

Exhibit Number	Description
99.1	Press release issued by Sequential on November 4, 2013 reporting results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: November 5, 2013	By:	/s/ Gary Klein _______
	Name:	Gary Klein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Sequential on November 4, 2013 reporting results of operations.